UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2017

ACER THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Third Street, Suite #2240, Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 902-6100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Acer Therapeutics Inc. (the “Company”) appointed William T. Andrews, M.D., FACP as Chief Medical Officer of the Company as of October 2, 2017 to succeed Robert D. Steiner, M.D. in that position.

Item 7.01       Regulation FD Disclosure.

A copy of the press release issued by the Company on October 5, 2017 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Acer Therapeutics Inc. on October 5, 2017.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section, nor be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 5, 2017	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Financial Officer